UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2019

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38341	52-2126573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Telephone Avenue, Anchorage, Alaska	99503-6091
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	907 - 297 – 3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Certain Officers

On April 5, 2019, William H. Bishop accepted the appointment of the Board of Directors of Alaska Communications Systems Group, Inc. (the “Company”) to the position of Senior Vice President and Chief Operations Officer effective April 9, 2019.

Mr. Bishop, age 53, joined the Company in August 2004, has served as the Company’s Senior Vice President, Customer and Revenue Management since August 19, 2018, and served as Senior Vice President, Business Market from August 9, 2015 through August 18, 2018. Mr. Bishop has over 25 years of experience in telecommunications and business leadership including positions at AT&T and McCaw Communications, as well as at a federal government logistic contracting company.

The Company and Mr. Bishop entered into an amended employment arrangement, key terms of which include an annual base salary of $300,000, an annual cash incentive target of 70% of base salary, and an annual long-term equity and cash incentive compensation target of 80% of base salary.

Mr. Bishop does not have any family relationships or any direct or indirect material interest in any transaction involving the Company requiring disclosure under Items 401(d) and 404(a) of Regulation S-K, respectively.

The Company’s press release announcing Mr. Bishop’s appointment is attached hereto as Exhibit 99.1.

Departure of Certain Officers

On April 5, 2019, Randy M. Ritter resigned as Senior Vice President, Shared Services of the Company effective May 3, 2019.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

99.1	Alaska Communications Systems Group, Inc. Press Release dated April 9, 2019 announcing the appointment of William H. Bishop to the position of Senior Vice President and Chief Operations Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2019	Alaska Communications Systems Group, Inc.

/s/ Leonard A. Steinberg Leonard A. Steinberg Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Alaska Communications Systems Group, Inc. Press Release dated April 9, 2019 announcing the appointment of William H. Bishop to the position of Senior Vice President and Chief Operations Officer